                                                                    Exhibit 10.8


                            CONFIDENTIAL TREATMENT
   *****[Deleted pursuant to a request for Confidential Treatment and filed separately with the Securities and Exchange Commission]

                           WORLD WRESTLING FEDERATION
                           --------------------------
                       TELEVISION RIGHTS LICENSE AGREEMENT
                       -----------------------------------

         THIS WORLD WRESTLING FEDERATION TELEVISION RIGHTS LICENSE AGREEMENT ("Agreement"), dated as of August 25, 1999, effective as of August 26, 1999 is made and entered into by and between WORLD WRESTLING FEDERATION ENTERTAINMENT, INC., a Delaware corporation with its principal office at 1241 East Main Street, Stamford, Connecticut 06902, U.S.A. ("WWFE"), and The United Paramount Network with its principal office at 11800 Wilshire Boulevard, Los Angeles, CA 90025 ("UPN").

         In consideration of the mutual promises and covenants set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

          1. For purposes of this Agreement, the following definitions shall apply:

          a)  The term "Advertising Materials" shall mean all advertising and
                        ---------------------
promotional materials for the Programs which make use of the Intellectual Property.

          b)  The term "Copyrights" shall mean all copyrights now or hereafter
                        ----------
owned by WWFE relating to the Programs.

          c)  The term "Events" shall mean the professional wrestling events
                        ------
produced, promoted and performed by WWFE, whether live, via television, or via any other method of dissemination, provided, however, the term Events shall not include any comic, cartoon, or animated events, characters, characterizations, designs or visual representations, including without limitation comic books, magazines or portions of magazines, animated television programs or portions of programs, and comic, cartoon or animated internet events, even if such comic, cartoon or animated events, characters, characterizations, designs or visual representations are subsequently produced, promoted or performed by WWFE or otherwise (hereinafter referred to as the "Excluded Items").

          d)  The term "Intellectual Property" shall mean the Rights of
                        ---------------------
Publicity, the Trademarks, the Copyrights and all other proprietary rights relating to the Events.

          e)  The term "Rights of Publicity" shall mean the likenesses, physical
                        -------------------
characteristics, personalities, characters and personas of the Talent.

          f)  The term "Programs" shall mean the following television programs
                        --------
derived from the Events: Fifty-six (56) episodes of "WWF Smackdown!" of two (2) hours duration each, one (1) episode of ninety (90) minutes duration plus two
(2) one (1) hour specials from August 26, 1999 through September 25, 2000 and if UPN exercises its option set forth in Paragraph 3 below, an additional fifty-two
(52) episodes of "WWF Smackdown!" of two (2) hours duration each from September 26, 2000 through September 20, 2001.

          g)  The term "Talent" shall mean all individuals who perform in the
                        ------
Events, including, but not limited to, the professional wrestlers who perform in the Events.

                            CONFIDENTIAL TREATMENT
   *****[Deleted pursuant to a request for Confidential Treatment and filed separately with the Securities and Exchange Commission]

          h)  The term "Territory" shall mean the geographical areas within the
                        ---------
United States, its territories and possessions but excluding Spanish-speaking Puerto Rico and Bermuda. During the Term (as defined below), WWFE shall not license the Programs to be exhibited over any television station having a transmitter or main studio located in Tijuana, Mexico. Additionally, UPN shall be entitled to blackout protection with regard to any area of the United States, for example San Diego, receiving a signal from Tijuana, which receives signals from outside the exhibition area by over-the-air transmission or cable retransmission. WWFE further agrees not to permit the pre-release of the Programs for exhibition in Canada (or Puerto Rico) earlier than four (4) days prior to its scheduled UPN exhibition. Notwithstanding the foregoing, WWFE is free to license the Programs for exhibition via any means of television distribution, including without limitation, terrestrial, cable, pay TV, anywhere else in the world other than as specified in the first sentence of this paragraph.

          i)  The term "Trademarks" shall mean all symbols, designs, styles,
                        ----------
emblems, logos, and marks owned and/or controlled by WWFE and used in connection with the Events, including, but not limited to, the name WORLD WRESTLING FEDERATION, the WWF logo or logos, the mark WORLD WRESTLING FEDERATION SUPERSTARS, and the names of the Talent.

     2.  Grant of License. WWFE hereby agrees to license to UPN the Programs in
         ----------------
accordance with the terms hereof, provided that UPN airs one episode of the
                                  --------
Program each week during the Term as contemplated by Paragraph 5 hereof, subject to the Force Majeure provision set forth in Section I of the Standard Terms and Conditions attached hereto and hereby incorporated by reference herein. WWFE agrees that it shall not license the Programs for exhibition in the Territory on terrestrial or basic cable television to anyone other than UPN during the Term of this Agreement. Notwithstanding anything contained herein to the contrary, UPN acknowledges that the individual Talent appearing in the Programs shall not be exclusive to UPN and that WWFE may cross-promote the Programs, if any, on the USA Network, and WWFE agrees to do so by referring to the Programs as "Smackdown on UPN" in conjunction with the UPN logo and bug, subject to limitations imposed by USA Network, if any. UPN also agrees that WWFE may include in the Programs excerpts of WWFE's programming that airs on USA Network, subject to UPN's right of reasonable consultation, and provided such excerpts are within reason (e.g. to clarify a storyline), WWFE agrees that such excerpts shall not be used to compile a clip show (i.e. in fulfillment of its Program obligations hereunder). UPN also agrees that WWFE has the right to promote the Programs on its website, provided that there is no down streaming of the episodes (other than 90 second clips used for promotional purposes) during the Term of the Agreement. Any matches premiering in any Program which later appear in other programs intended for reception on any television set or on any personal computer in the Territory shall be accompanied by a credit to both UPN and the Program (i.e. such credit also to read as "Smackdown on UPN" in conjunction with the UPN logo and bug). UPN further agrees that WWFE may promote the Programs on other cable and terrestrial television as well as on radio, in print advertisements and the like. Subject to limitations imposed by USA Network, if any, WWFE agrees that any promotion it does for the Programs shall refer to the Programs as "Smackdown on UPN" in conjunction with the UPN logo and bug. Notwithstanding the foregoing, WWFE is free during the Term of the Agreement to sell on its own website any merchandise, home videos (subject to the limitations outlined herein below), music or any other product related in any manner to the Programs. In addition, UPN agrees WWFE may distribute the Programs on pay-per-view cable during the Term hereof and exploit or distribute them in any other manner other than as precluded by this paragraph, including without limitation, via

                            CONFIDENTIAL TREATMENT
   *****[Deleted pursuant to a request for Confidential Treatment and filed separately with the Securities and Exchange Commission]

licensing, merchandising, music, publishing and home video, provided that with respect to pay-per-view broadcasts, WWFE agrees that all such broadcasts will be available only in areas where viewers cannot pick up the UPN signal, and that all such pay-per-view broadcasts will occur at the same time (i.e. the exact same time period on the exact same day) as the UPN broadcast takes place. In addition, with respect to home videos of the Programs, WWFE agrees that it will not make such videos available for sale (or advertise such sales) or otherwise distribute any videos of the Programs, or authorize anyone else to do so, until six (6) months after UPN's broadcast of the applicable Program.

     3. Term. Unless terminated earlier as set forth below, the term of this
        ----
Agreement shall be from August 26, 1999 through September 25, 2000 ("Initial Term"). Thereafter, if the UPN wishes to renew this Agreement for one (1) additional year (September 26, 2000 through September 20, 2001), it may do so by providing written notice of such intent to WWFE on or before May 1, 2000 ("Renewal Term"). (The Initial Term and Renewal Term are hereinafter collectively referred to as the "Term").

     4.  Consideration.
         -------------

     a)  Pre-Season Episode Consideration. During the Initial Term only,
         --------------------------------
WWFE shall produce five (5) "pre-season" episodes of the Program ("Pre-Season Episodes") to air on August 26, September 2, 9, 16 and 23, 1999. UPN shall pay to WWFE a license fee of ***** per Pre-Season Episode within ten (10) business days after the airing of each such Episode and following UPN's receipt of WWFE's invoice for same. The Commercial Time during each such Pre-Season Episode ***** and shall be distributed among the five (5) Pre-Season Episodes *****.

(b) Regular Episode Consideration. For the episode of the Program scheduled to
    -----------------------------
be aired on September 30, 1999, ***** national commercial advertising spots during the one and one-half hour Program. For the episode of the Program scheduled to be aired on October 7, 1999 and for each episode thereafter during the Initial Term and the Renewal Term, if any ("Regular Episodes"), ***** national commercial advertising spots ("Commercial Time") per Regular Episode ***** which UPN acknowledges and agrees *****. In exchange for the right to sell Commercial Time as set forth herein, WWFE shall pay to UPN the greater of: (i) ***** of the "net advertising revenues" (as more fully defined below "Net Revenues") derived and collected from WWFE's sale of Commercial Time during a Regular Episode; or (ii) ***** per Regular Episode. "Net Revenues" shall mean all gross revenues derived from the sale of Commercial Time less commissions and direct out of pocket fees charged by third party agencies, provided they are negotiated at arms length with no commission, royalty or other payment whatsoever to WWFE, for the sale or placement of any such Commercial Time and WWFE's production fee in the amount of ***** per Regular Episode during the first year (September 30, 1999 through September 25, 2000) of this Agreement and ***** per Regular Episode during the Renewal Term (September 26, 2000 through September 20, 2001) of this Agreement. WWFE shall account to and pay UPN the amount owed within thirty (30) days after the close of each calendar quarter, beginning on or before January 31, 2000. Each payment shall be accompanied by detailed accounting statements. For the avoidance of doubt, payments will be made based on the following examples:

         Example 1 (First Year of Agreement September 30, 1999 through September 25, 2000):

                            CONFIDENTIAL TREATMENT
   *****[Deleted pursuant to a request for Confidential Treatment and filed separately with the Securities and Exchange Commission]

              *****

              *****
              *****

              *****
              *****

              *****, whichever is greater.

              Accordingly, *****.

     (Second Year of Agreement September 26, 2000 through September 20, 2001):

              *****

              *****
              *****

              *****
              *****

              *****, whichever is greater.

              Accordingly, *****.

         Example 2 (First Year of Agreement September 30, 1999 through September 25, 2000):

              *****

              *****
              *****

              *****
              *****

              *****

         (Second Year of Agreement September 26, 2000 through September 20,
         2001):

              *****

              *****
              *****

                            CONFIDENTIAL TREATMENT
   *****[Deleted pursuant to a request for Confidential Treatment and filed separately with the Securities and Exchange Commission]

              *****
              *****

              *****


5. Preemptions: UPN represents and warrants that there shall be no national
   -----------
preemption of the Programs except in the event of an incident of national or local importance, or for pre-existing contractual obligations (e.g., sports play-off events). UPN represents and warrants that all of its primary affiliates shall be obligated to carry all episodes of the Programs from 8-10 PM on Thursdays (7-9 PM in Mountain and Central time zones) during the Term, except in the event of a preexisting commitment of such affiliate (e.g. to broadcast a local sporting event), or due to an event of national or local importance. In the event a local affiliate in any of the top fifteen (15) markets or any combination of local affiliates representing five percent (5%) or more of the UPN network's reach preempt or fail to carry any episode of the Programs, without a make good airing during the Make Good Hours (as defined below), UPN shall reduce the guarantee owed to it by WWFE commensurate with the percentage of affiliate preemption or failure to carry. For example, if an affiliate representing ***** of UPN's network reach preempts or fails to carry an episode of the Programs, without a make good airing during the Make Good Hours, the guarantee for that episode will be reduced by ***** or *****. In order to maintain the integrity of the Programs and the continuity of the story-lines, "Make Good Hours" for primary affiliates shall mean between the hours of 6PM and 12AM (midnight) on the Friday, Saturday, Tuesday or Wednesday immediately following the Thursday on which the preempted episode was originally scheduled. With respect to secondary affiliates, any Program may be broadcast during the following hours: Friday, Saturday, Tuesday and Wednesday immediately following the Thursday on which the preempted episode was originally scheduled between the hours of 6PM and 2AM. Notwithstanding the foregoing, provided the affiliates have used best efforts to reschedule the preempted Programs as set forth above, as a last resort only, the primary and secondary affiliates may extend the Make Good Hours to include Saturday and Sunday between the hours of 12 PM and 5 PM.

6. Delivery: The Programs shall be delivered to UPN in accordance with Exhibit
   --------
"A" attached hereto and incorporated herein by this reference. All Programs shall be delivered to UPN on a consecutive weekly basis. WWFE acknowledges that timely delivery is of the essence of this Agreement.

7. Creative Approvals: WWFE shall have creative approval in connection with all
   ------------------
key elements of the Programs, and UPN agrees to air the Programs exactly as it is delivered to UPN by WWFE. Notwithstanding the foregoing, WWFE's right of approval and UPN's obligation to air the Programs as delivered shall be subject to UPN's customary Broadcast Standards' and Practices' policies.

8. Promotions: WWFE agrees to provide UPN with a mutually approved number of and
   ----------
content of promotional materials in a timely manner on a weekly basis for the promotion of the Programs. UPN commits to actively promote the Programs in the same ways it promotes UPN's top three (3) rated one (1) hour programs from the 1998-1999 broadcast season. This may take the form of promotions outside of the UPN network, including print advertising, on other networks and on radio.

                            CONFIDENTIAL TREATMENT
   *****[Deleted pursuant to a request for Confidential Treatment and filed separately with the Securities and Exchange Commission]

9. Press Releases: WWFE and UPN agree that no press releases shall be issued
   --------------
with respect to the Programs without their mutual consent in writing.

10. Miscellaneous: WWFE agrees to provide UPN with a reasonable number of
    -------------
tickets and other merchandising products at no charge in connection with the Programs for promotional purposes.

11. Specials: WWFE agrees to produce two (2) one (1) hour taped clip specials
    --------
that may be unrelated to and out of sync with the then current storylines ("Specials") to be aired by each and every of UPN's affiliates, except in the event of force majeure, or an incident of national or local importance, and/or for pre-existing contractual commitments, the first of which will air on or about November 30, 1999 during prime time and the second of which will air on a date during prime time to be mutually agreed between the parties in January or February, 2000. ***** the national Commercial Time and *****, the Net Revenues (as defined in paragraph 4 (b) above).

12. Live Feeds: UPN acknowledges and agrees that WWFE may in its sole discretion
    ----------
produce certain episodes of the Programs live. UPN covenants, represents and warrants that it shall use its good faith efforts to ensure that all of its affiliates broadcast such episodes of the Series live.

13. Y2K Compliance. UPN represents, warrants, covenants that all of its "mission
    --------------
critical" systems are Year 2000 compliant as set forth in the letter attached hereto and incorporated herein by reference as Exhibit "B".

14. UPN Acknowledgment. By executing this Agreement, UPN acknowledges that they
    ------------------
have reviewed and understand all provisions of this Agreement, including the attached Standard Terms and Conditions.

15. Standard Terms and Conditions. This Agreement is subject to all of the
    -----------------------------
provisions of the Standard Terms and Conditions which are attached to and made a part of this Agreement. If any provision of this Agreement shall conflict with any of the provisions of the Standard Terms and Conditions, the terms of this Agreement shall prevail.

                            CONFIDENTIAL TREATMENT
   *****[Deleted pursuant to a request for Confidential Treatment and filed separately with the Securities and Exchange Commission]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above.

                                    WORLD WRESTLING FEDERATION
                                    ENTERTAINMENT, INC.
                                         ("WWFE")

                                    By:   _____________________________________
                                          Linda E. McMahon
                                    Its:  President and Chief Executive Officer

                                    Date: _____________________________________


                                    UNITED PARAMOUNT NETWORKS, INC.
                                        ("UPN")

                                    By:   _____________________________________

                                    Its:  _____________________________________

                                    Date: _____________________________________

                            CONFIDENTIAL TREATMENT
   *****[Deleted pursuant to a request for Confidential Treatment and filed separately with the Securities and Exchange Commission]

                WORLD WRESTLING FEDERATION ENTERTAINMENT, INC.
                ----------------------------------------------
                      TELEVISION RIGHTS LICENSE AGREEMENT
                      -----------------------------------
                         STANDARD TERMS AND CONDITIONS
                         -----------------------------

SECTION A.  PROVISIONS ON PAYMENT.
----------  ---------------------

A(1) Audit Rights: WWFE agrees to keep true and accurate books and records of
     ------------
all amounts pertaining to its commercial advertising sales hereunder and its calculation of Net Revenues. Within one (1) year after its receipt of any statement hereunder, UPN, or its independent public accountants, shall have the right, to audit and make extracts of such books and records of WWFE, at UPN's expense, but only insofar as such books and records relate to the calculation of Net Revenues hereunder. WWFE agrees to make all such books and records available for UPN's (or its accountants') review in one central location. Any such audit shall take place upon not less than ten (10) days advance written notice, during normal business hours on normal business days. If, after such audit, UPN disputes WWFE's calculation of Net Revenues, it shall promptly so notify WWFE, in writing, and the parties then shall have ten (10) business days in which to resolve the dispute. If they are unable to do so, the dispute shall be submitted to binding arbitration in New York City, in accordance with the then existing rules of the American Arbitration Association. In such event, the parties hereto mutually shall select a neutral arbitrator from the American Arbitration Association to hear such dispute. If within ten (10) business days the parties fail to mutually select an arbitrator, then each party shall select an arbitrator from the American Arbitration Association for the purpose of selecting a third arbitrator. The two arbitrators shall have ten (10) business days to select the third arbitrator. Judgment upon any award rendered by the arbitrator(s) may be entered by any court having jurisdiction thereof. Each party shall bear its own costs associated with the arbitration hearing. Notwithstanding the foregoing, if an audit reveals a discrepancy of more than seven and one-half percent (7 1/2%), UPN will be reimbursed its share of expenses, including legal and audit fees.

SECTION B.  DUBBING: RESTRICTION ON EDITING.
---------   -------------------------------

B(1) Restriction on Editing. UPN shall have the right to insert commercials
     ----------------------
within the natural breaks of the Programs. UPN shall ensure that the Programs are broadcast only in the precise form delivered by WWFE subject to modification to comply with UPN's broadcast standards and practices policies. UPN shall broadcast in connection with each Program copyright notices furnished by WWFE. UPN shall not authorize or permit any copying or duplication of any of the Programs, except as necessary for UPN to broadcast and promote the Program. Except as necessary to broadcast and/or promote the Programs, UPN shall not allow any materials incorporating the Programs or any portions thereof to leave its possession, custody and control. Except as specifically authorized by WWFE, UPN shall not make any cuts, changes, or insertions in any of the Programs, except for the insertion of promos, commercials, dubbing and/or subtitling as set forth above and required by censors and regulators (i.e.
including, without limitation, UPN's broadcast standards and policies).

                                  Schedule A
                                    8/4/99
                                       8

                            CONFIDENTIAL TREATMENT
   *****[Deleted pursuant to a request for Confidential Treatment and filed separately with the Securities and Exchange Commission]

SECTION C.  PROMOTION, ADVERTISING, AND TRANSMISSION STATISTICS
---------   ---------------------------------------------------

C(1) Advertising Materials to be Supplied by WWFE. WWFE shall furnish on a
     --------------------------------------------
timely basis to UPN at WWFE's sole cost and expense prior to the scheduled transmission date of each Program, Advertising Materials which shall include promotional tapes promoting the broadcast of the Program(s) as is reasonably required by UPN. In using the Advertising Materials, which shall to the extent possible, contain the names and likenesses of the Talent, UPN shall comply with WWFE's instructions regarding sequence, type style, relative size and prominence, and content of screen and advertising credits. UPN shall not in any manner change credits contained in any material furnished by WWFE, subject to applicable/laws and regulations. UPN acknowledges that it shall not use promotional materials for the Programs to promote other UPN shows without WWFE's prior approval, which may be verbal but which shall be confirmed in writing promptly thereafter.

C(2) Uses of Names and Likenesses of Talent. UPN shall not use the names and/or
     --------------------------------------
likenesses of the Talent appearing in the Programs for any purpose other than advertising and promoting the Programs. UPN shall not use the names and/or likenesses of the Talent so as to constitute an endorsement or testimonial, either expressed or implied, of any party, product, service, or commercial venture.

C(3) Promotion of WWFE. Except as otherwise provided herein, the Programs may
     -----------------
promote, market, and/or advertise WWFE's WORLD WRESTLING FEDERATION, its (non-"SMACKDOWN") television programs, the Talent, professional wrestling events and/or any non-"SMACKDOWN" specific licensed merchandise, products and/or publications (including, without limitation, videocassettes and record albums), in the same manner (e.g. with respect to duration, frequency and content), as the WWFE currently promotes, markets and/or advertises such products and services on "RAW IS WAR".

C(4) Restrictions on UPN's Advertising. UPN agrees that it will put its
     ---------------------------------
affiliates on notice in writing that they may not broadcast during any Program and one (1) hour prior to and subsequent to any Program any commercial announcements featuring wrestling activities or wrestling Talent originating with any party other than WWFE, including, but not limited to, live events, television programs, home videos, record albums, closed circuit or pay-per-view events, information telephone numbers, movies, magazines, books, calendars, garments and toys. Notwithstanding the foregoing, UPN shall not be liable for the failure of any such affiliates to so comply.

SECTION D.  MUSICAL COMPOSITIONS.
---------   --------------------

WWFE represents that the performing rights in the music contained in each Program are controlled by BMI, ASCAP, SESAC, or any other performing rights society having jurisdiction, are in the public domain, or are controlled by WWFE to the extent necessary to permit UPN's use of each Program in accordance with this Agreement. WWFE shall indemnify UPN regarding any residual royalties or any other payments required to be made in connection with any of the music used in any of the Programs.

                                  Schedule A
                                    8/4/99
                                       9

                            CONFIDENTIAL TREATMENT
   *****[Deleted pursuant to a request for Confidential Treatment and filed separately with the Securities and Exchange Commission]

SECTION E.  COPYRIGHTS; INFRINGEMENTS; TRADEMARKS.
---------   -------------------------------------

E(1) Copyright Notices. The authorization of WWFE to permit UPN to broadcast the
     -----------------
Programs and to distribute the Advertising Materials is expressly conditioned upon UPN's agreement not to delete from the Programs or Advertising Materials the copyright notice or notices in the name of WWFE included therein as delivered to UPN by WWFE.

E(2) Infringements. When UPN learns that a party is making unauthorized uses of
     -------------
the Intellectual Property, UPN agrees promptly to give WWFE written notice giving all of the information of which it is aware with respect to the actions of such party. UPN agrees not to make any demands or claims, bring suit, effect any settlements, or take any other action against such party without the prior written consent of WWFE. UPN agrees to cooperate with WWFE, at no out-of-pocket expense to UPN, in connection with any action taken by WWFE to terminate infringements. When WWFE learns that a party is making unauthorized uses of UPN's intellectual property, WWFE agrees promptly to give UPN written notice giving all of the information of which it is aware with respect to the actions of such party. WWFE agrees not to make any demands or claims, bring suit, effect any settlements, or take any other action against such party without the prior written consent of UPN. WWFE agrees to cooperate with UPN, at no out-of-pocket expense to WWFE, in connection with any action taken by UPN to terminate infringements of the Intellectual Property. Notwithstanding the foregoing, should WWFE or UPN be sued individually in any action as described above, WWFE or UPN, as the case may be, shall have the right to defend itself in any such action, provided, however, that such defense is conducted in good faith consultation with the defense of the other party to this Agreement in that action.

E(3) Trademark Uses Inure to WWFE's Benefit. As between UPN and WWFE, all
     --------------------------------------
trademark uses of the Trademarks and other Intellectual Property by UPN shall inure to the benefit of WWFE, which shall own all trademarks and trademark rights created by such uses of the Trademarks; provided, however, that the foregoing shall not apply to any trademarks or service marks owned or controlled by UPN or any of its affiliates including any such trademarks or service marks used in connection or combination with any of the Trademarks. UPN hereby assigns and transfers to WWFE all trademarks and trademark rights created by such uses of the Trademarks and other Intellectual Property; provided, however, that such assignment shall not apply to or otherwise include any rights in or to any trademarks or service marks owned or controlled by UPN or any of its affiliates.

E(4) UPN Not to Assert Interest in Intellectual Property. The UPN agrees that it
     ---------------------------------------------------
will not, during the Term of this Agreement or thereafter, directly or indirectly assert any interest in or property rights in any of the components of the Intellectual Property. UPN agrees that it will not, during the Term of this Agreement or thereafter, contest the validity of the Intellectual Property or WWFE's ownership of the Intellectual Property.


SECTION F.  INDEMNIFICATIONS.  The Letter Agreement dated April 23, 1999 entered
---------   ----------------
into between the parties is attached hereto as Exhibit C and is hereby incorporated by reference herein.

SECTION G.  WARRANTY.
---------   --------

                            CONFIDENTIAL TREATMENT
   *****[Deleted pursuant to a request for Confidential Treatment and filed separately with the Securities and Exchange Commission]

WWFE hereby represents and warrants that WWFE is the sole owner of the rights granted hereunder and other exploitation rights in all World Wrestling Federation events and has full right, title and interest in and to the Programs granted in this Agreement and that such rights shall be unencumbered, unpledged, unattached and neither agreements nor unilateral claims exist which might affect a control over such rights licensed, sold and granted to UPN under this Agreement.

Furthermore, WWFE represents and warrants that the rights granted herein and the Advertising Materials will not violate or infringe upon the rights of any third persons and/or party and will not be defamatory. To the extent required to enable UPN to exercise the rights granted herein, WWFE has secured broadcasting and all other necessary rights (including without limitation, music and customary publicity rights, e.g., in context) in the Programs to be delivered by WWFE and has obtained all necessary clearances, releases and licenses in respect of the rights of all persons appearing in or performing or providing services in connection with the Programs, including but not limited to Talent, the athletes, players, officials, clubs and of all locations where World Wrestling Federation events will be held, WWFE will be responsible for any residual payments that may be due to any of such individuals or otherwise with respect to the initial broadcast of the Programs and represents and warrants that the Programs and Advertising Materials will comply with all applicable laws.

SECTION H.  RESERVATION OF RIGHTS.
---------   ---------------------

All rights in and to the Programs and the Intellectual Property are reserved by WWFE for its own use, except for the specific rights which are granted to UPN under this Agreement.

SECTION I.  FORCE MAJEURE.
---------   -------------

If either party is prevented from performing its obligations hereunder as a result of a force majeure event, then the non-performing party shall not be liable to the other party for its failure to perform such obligations. As used in this Agreement, force majeure shall mean any act of God, fire, flood, war, public disaster, other calamity, strike, or labor difficulties, or any governmental determination, action, regulation, or order, or any other occurrence beyond the reasonable control of the non-performing party, which, despite the non-performing party's reasonable efforts, prevents the performance of its obligations hereunder. In the case of a force majeure event, UPN will not be responsible for payment of the license fees for all Programs.

SECTION J.  BREACH AND TERMINATION.
--------    ----------------------

J(1) Curable Breaches. If either party breaches any of the terms and provisions
     ----------------
of this Agreement , and the party involved fails to cure the breach within thirty (30) days after receiving written notice by certified or registered mail from the other party specifying the particulars of the breach, the non defaulting party shall have the right to terminate this Agreement by giving written notice to the defaulting party by registered or certified mail.

                                  Schedule A
                                    8/4/99
                                      11

                             CONFIDENTIAL TREATMENT
   *****[Deleted pursuant to a request for Confidential Treatment and filed separately with the Securities and Exchange Commission]

J(2) Effect of Termination. Termination of this Agreement under the provisions
     ---------------------
of this Section J or the provisions set forth elsewhere in this Agreement shall be without prejudice to any rights or claims which WWFE may otherwise have against UPN, or which UPN may otherwise have against WWFE.

J(3) Discontinuance of Use of Programs, Advertising Materials, Intellectual
     ----------------------------------------------------------------------
Property. Upon the expiration or earlier termination of this Agreement, UPN
--------
agrees to immediately and permanently discontinue broadcasting or otherwise using the Programs and the Advertising Materials; immediately and permanently to discontinue using the Intellectual Property; and immediately to terminate all agreements with third parties which relate to the Programs.

SECTION K.  MISCELLANEOUS PROVISIONS.
---------   ------------------------

         K(1) Restriction on Assignments. UPN shall have the right to assign its
              --------------------------
rights and obligations hereunder, provided that any successor in interest shall assume all of UPN's obligations hereunder.

         K(2) Parties Not Joint Venturers. Nothing contained in this Agreement
              ---------------------------
shall be construed so as to make the parties partners or joint venturers or to permit the Licensee to bind WWFE to any agreement or purport to act on behalf of WWFE in any respect.

         K(3) Modifications of Agreement; Remedies. No waiver or modification of
              ------------------------------------
any of the terms of this Agreement shall be valid unless in writing, signed by both parties. Failure by either party to enforce any rights under this Agreement shall not be construed as a continuing waiver or as a waiver in other instances.

         K(4) No Waiver of Termination Rights. The failure of WWFE or UPN to
              -------------------------------
exercise any right to terminate the agreement for any reasons stated herein shall not be and is not a waiver of the right to terminate for such reason, and such right shall be exercisable when it is deemed appropriate by WWFE or UPN (as applicable).

         K(5) Invalidity of Separable Provisions. If any term or provision of
              ----------------------------------
this Agreement is for any reason held to be invalid, such invalidity shall not affect any other term or provision, and this Agreement shall be interpreted as if such term or provision had never been contained in this Agreement.

         K(6) Notices. All notices to be given under this Agreement (which shall
              -------
be in writing) shall be given at the respective addresses of the parties as set forth below, unless notification of a change of address is given in writing. Either party may change its address for the purpose of receiving notices or demands by providing written notice given in such manner to the other party hereto, which notice of change of address shall not become effective, however, until the actual receipt thereof by the other party.

         Any and all notices, communications and demands required or desired to be given hereunder by either party hereto shall be validly given or made if served either personally, by facsimile or if deposited in the United States mail, certified or registered, postage prepaid, return receipt requested. If such notice or demand is served by registered or certified mail in the manner herein provided, service shall be conclusively deemed made forty-eight (48) hours after the deposit thereof in the United States mail addressed to the party to whom such notice or demand is to be given as hereinafter set forth:

         If to WWFE:  World Wrestling Federation Entertainment, Inc.
                      1241 East Main Street
                      Stamford, CT  06902

                            CONFIDENTIAL TREATMENT
      *****[Deleted pursuant to a request for Confidential Treatment and filed separately with the Securities and Exchange Commission]

                        Attn:  Linda E. McMahon
                               President and Chief Executive Officer

      With a copy to:   World Wrestling Federation Entertainment, Inc.
                        1241 East Main Street
                        Stamford, CT 06902
                        Attn:  Edward L. Kaufman
                               Senior Vice President and General Counsel

      If to UPN:        The United Paramount Network
                        11800 Wilshire Boulevard
                        Los Angeles, CA 9002
                        Attn:  Nicole M. Ungerman, Esq.
                               Senior Vice President, Business and Legal Affairs

      K(7)  Headings. The paragraph and section headings of this Agreement
            --------
are inserted only for convenience and shall not be construed as a part of this Agreement.

      K(8)  Entire Understanding. This Agreement contains the entire
            --------------------
understanding of the parties with respect to its subject matter. Any and all representations or agreements by any agent or representative of either party to the contrary shall be of no effect.

      K(9)  Governing Law. This Agreement shall be construed and governed in
            -------------
accordance with the laws of the State of California, regardless of the place or places of its physical execution and performance execution in multiple forms.

      K(10) Arbitration. The parties agree that if a claim or controversy
            -----------
should arise concerning this Agreement, or the breach of any obligation arising under this Agreement, or the interpretation of this Agreement, such dispute shall be resolved by binding arbitration under the Commercial Arbitration Rules of the American Arbitration Association with the arbitration to be held in Los Angeles, California. The parties shall each pay one-half (1/2) of the costs of the arbitrator and the arbitrator shall thereafter award costs and attorneys' fees to the prevailing party. The arbitration award shall be binding and non-appealable, and may be entered as a final judgment in any court having jurisdiction over the award.

K(11) Confidentiality. UPN and WWFE each represent and warrant that it shall not
      ---------------
disclose to any party (other than its employees, in their capacity as such) any information with respect to the financial terms and provisions of this Agreement except (a) to the extent necessary to comply with law or the valid order of a court of competent jurisdiction, in which event the party so complying shall so notify the other party as promptly as practicable (and, if possible, prior to making any disclosure) and shall seek confidential treatment of such information, (b) as part of its normal reporting or review procedure to its parent company, its auditors or its attorneys and such parent company, auditors or attorneys, as the case may be, agree to be bound by the provisions of this Section K(11) or (c) in order to enforce its rights pursuant to this Agreement.

K(12) Ratings. UPN shall use all reasonable efforts to provide WWFE with ratings
      -------
and demographic information regarding the Programs provided by WWFE to UPN.

                                  Schedule A
                                    8/4/99

                             CONFIDENTIAL TREATMENT
   *****[Deleted pursuant to a request for Confidential Treatment and filed separately with the Securities and Exchange Commission]

                                   EXHIBIT A
                                   ---------

                       UPN DELIVERY REQUIRMENTS SUMMARY

                                  Schedule A
                                    8/4/99

                             CONFIDENTIAL TREATMENT
   *****[Deleted pursuant to a request for Confidential Treatment and filed separately with the Securities and Exchange Commission]

                                      UPN
                                "WWF SMACKDOWN"
                         DELIVERY REQUIREMENTS SUMMARY
                               1999-2000 SEASON

The following constitutes UPN delivery requirements for "WWF Smackdown" BROADCAST OPERATIONS.
--------------------

The production company must provide to Broadcast Operations a complete dub the entertainment portion of which, including main & end titles and logos, bumpers and studio blacks preceding them as shown on the format should be 89:10. First half of program (acts 1-4) should not exceed a total run time of 43:35. Specific format is attached.

"REQUESTS FOR ANY VARIANCE FROM THE FORMAT GIVEN MUST BE MADE THROUGH YOUR UPN PROGRAM EXECUTIVE and approved in advance by UPN Programming and Business Affairs/Legal Departments. Documentation of such agreement should be faxed to UPN Broadcast Operations at (323) 862-1700.

If UPN requires that a program is to come in at a time other than the one listed above (or in a format other than the one provided). The production company will be notified by a UPN program executive. If the production company seeks to deliver a program substantially shorter or longer than the above time, the request must be made to the UPN program executive in charge of the program. Programs may be delivered from :02 to :03 seconds short (but never long) without special permission.

Shows should be delivered to Broadcast Operations on Digital Beta with stereo sound (surround optional) and in drop frame time code. Attached is Network technical specifications for shows delivered.

All UPN programming is to be closed-captioned. It is the responsibility of the production company to deliver a closed-captioned air master. No visual closed-captioning symbol is necessary.

Both slates and tape labels must indicate the complete show title, date and place of recording, audio track configuration and program material run time (including main & end titles and logos).

Commercial break (including Network promos) positions should be provided as :05 second blacks. UPN does not require formatted blacks.

Except for credits, programs should not have supers or image materials extending into the bottom right corner, title safes areas of the television picture. UPN inserts its network logo during portions of the program segment.


Final air masters should be delivered as follows:*

                  AIR DATE          DELIVERY DATE
                  --------          -------------
                  Monday            Preceding Wednesday 5P
                  Tuesday           Preceding Thursday 5P
                  Wednesday         Preceding Friday 5P
                  Thursday          Preceding Monday 5P
                  Friday            Preceding Tuesday 5P
                  Saturday          Preceding Wednesday 5P
                  Sunday            Preceding Wednesday 5P

     *Unless other delivery arrangements have been cleared by Broadcast Operations Deliver air masters to Archive Building, 5555 Melrose Avenue, Los Angeles, CA 90038. Tapes should be labeled: ATTENTION UPN OPERATIONS

Timing sheets should be frame accurate and should indicate start, end and duration of each program segment. Main and end title sequences and logos should be separate line items on the timing sheet. Segment timings should be delivered as follows:

                             CONFIDENTIAL TREATMENT
   *****[Deleted pursuant to a request for Confidential Treatment and filed separately with the Securities and Exchange Commission]

                  AIR TIME          DUE DATE
                  --------          --------
                  Monday            Preceding Tuesday 12P
                  Tuesday           Preceding Wednesday 12P
                  Wednesday         Preceding Thursday 12P
                  Thursday          Preceding Friday 12P
                  Friday            Preceding Monday 12P
                  Saturday          Preceding Tuesday 12P
                  Sunday            Preceding Tuesday 12P

Fax timing sheets to UPN Broadcast Operations at (323) 862-1700.

It is the responsibility of the production company to provide UPN with music cue sheets. These should list for each musical composition used in an episode or individual show, in whole or in part (whether or not originally composed for such use), the title, type of use, duration of use and the names of the composer(s), lyricist(s), publisher(s), copyright proprietor(s) and performing rights licensor(s) and synchronization rights licensor(s). Music cue sheets should be sent to UPN Business and Legal Affairs , 11800 Wilshire Boulevard, Los Angeles CA 90025.

Should the program provider at anytime throughout the duration of UPN's license term prepare either an advanced digital television and/or high definition television master of the program for any purpose. UPN shall be provided at no cost to UPN a digital clone of that master for its own use exhibiting the program as licensed.

UPN retains the right to access any preprint elements of the program throughout the duration of its license agreement with the program provider for the express purpose of transferring into an advanced digital television and/or high definition television medium at UPN's cost. Such physical master will remain the property of UPN with rights to the image thereon covered by the terms of the exhibition license. The program provider or their assigns shall be granted access to clone such master for a fee not less than eighty percent of the original cost incurred by UPN to create such master.

MARKETING
---------
(2) VHS OF THE FIRST PRODUCERS CUT THAT GOES TO THE NETWORK. THIS IS FOR PRODUCERS TO VIEW TO BEGIN WRITING COPY FOR THE PROMOS.

These tapes can be sent with the tapes that go to UPN entertainment, but please label them "ATTENTION TOM LEHMAN."

(1)  DIGITAL BETA OF THE FIRST ON-LINE
     Please be sure that your digital beta audio channels are split in the following configuration
     Channel 1 - Dialogue
     Channel 2 - Music & Effects (if available)
     Channel 3 - Narration (if available)
     Channel 4 - Misc.

(1)  BETA SP OF THE FIRST ON-LINE
     Channel 1 - Dialogue
     Channel 2 - Music & Effects

(1)  3/4" WITH VISIBLE MATCHING TIME CODE IN THE LOWER LEFT OF THE FIRST ON-LINE

                                  Schedule A
                                    8/4/99

                             CONFIDENTIAL TREATMENT
   *****[Deleted pursuant to a request for Confidential Treatment and filed separately with the Securities and Exchange Commission]

These tapes should be from the unsweetened on-line, with split radio tracks, and should be delivered no later than 15 days before date of air. This order is the standard order for On-Air promotions. In the event that the show is going to be delivering late, arrangements should be made with Tom Lehman at UPN (310-575-7066) or Craig Johnson at Toolbox Productions (310-477-1799). Also, any show or "effects" reels that will be needed to effectively promote the show should also be sent when completed.

Rough cut VHS tapes should be sent to Tom Lehman at UPN. All other tapes should be delivered to:
         Craig Johnson
         Toolbox Productions
         11601 Santa Monica Blvd.
         Los Angeles, CA  90025
         310-477-1799

Address any questions regarding the above to Tom Lehman, UPN Marketing Coordinator, at 310-575-7066.

SALES
-----

Upon completion of each, 1 (one) VHS dub of the network rough cut and 1 (one) VHS dub of the final on-line should be provided to UPN Network Sales at the following address:

         UPN Network Sales
         1185 Avenue of the Americas
         33rd Floor
         New York, NY  10036
         Attn:  Kathleen O'Brien

             UPN TECHNICAL SPECIFICATIONS FOR VIDEO TAPE DELIVERY

This document sets forth the technical specifications for video tape recordings delivered for playback on UPN.

1. All recordings will be delivered in Digital Betacam format conforming to all current CCIR, SMPTE and ANSI standards for that format.

2. All recorded material must be in accordance with all FCC specifications and guidelines for broadcast material.

3. SMPTE color bars with 1 KHz tone, program slate, color black with no audio and program will be recorded on the tape in the following time code locations:

     A. Color bars starting at 00:58:30:00 and ending at 00:59:30:00
     B. Color black starting at 00:59:30:00 and ending at 00:59:40:00
     C. Program slate starting at 00:59:40:00 and ending at 00:59:50:00
     D. Color black starting at 00:59:50:00 and ending at 01:00:00:00
     E. Program starting at 01:00:00:00
     F. If more than one real of tape is required for delivery, the Program content on the second reel will start at 02:00:00:00 with the same color bars, black and slate relationships recorded as on reel one.

4. Color bars will accurately represent the program material recorded on the tape. The color bars will meet the following specifications as measured on a composite analog waveform monitor:

     A. Video level - 100 + 0.5 IRE
     B. Sync level - 40 + - 01 IRE
     C. Set-up - 7.5 + 0.1 IRE
     D. Horizontal blanking - 10.9 + 0.1 MSOC
     E. Burst amplitude - 40 + 0.1 IRE

                             CONFIDENTIAL TREATMENT
   *****[Deleted pursuant to a request for Confidential Treatment and filed separately with the Securities and Exchange Commission]

5. Program material will not exceed the following tolerances as measured with a composite analog waveform monitor and vectorscope.

     A. Video level - 104 IRE maximum
     B. Sync level - 40 + 0.5 IRE
     C. Set-up - 7.5 + 0.1 IRE
     D. Horizontal blanking - 10.8 + 0.1 sec
     E. Burst amplitude - 40 + 0.2 IRE
     F. Sync width - 4.7 + 0.1 sec
     G. Chroma level - 104 IRE maximum. Chroma level shall not extend into the sync portion of the video signal.
     H. Chroma phase error + 0.2 degrees from reference.
     I. Vertical blanking - 20 lines + 0 lines.
                                      -
6. The video signal shall not be compressed greater than a factor of three to one at any time during the production or post production process. In the component digital domain the bit rate shall not be reduced below 90 Mb/sec. This will prevent problems from occurring due to concentration of multiple, dissimilar compression/decompression systems during the production, post production and delivery processes. Any compression system utilized must only employ intra-field or intra-frame compression. The compression history of any material that utilizes more than Digital Betacam VIR compression must provide a written history of that compression with the video tape. Under no circumstances shall any artifacts or visual picture degradation be visible in the playback of the program material due to video compression.

7. Studio test signal shall be a 1 KHz continuous tone recorded on tracks 1, 2, 3 and 4. The tones shall represent a 0 + 0.5 dBm reference level of the program material as read on a standard VU meter. The tones shall be recorded with no phase error.

8. Monophonic program audio shall be recorded on tracks 1, 2, 3 and 4. All four tracks are to be in phase so as not to cause cancellation if the tracks are mixed.

9. Stereo program material shall have the left channel recorded on channels 1 and 3 and the right channel recorded on channels 2 and 4. All channels are to be in phase so as not to cause cancellation if mixed for mono playback.

10. Program audio peaks shall read 0 dBm on a RMS VU meter. Instantaneous peaks shall not exceed + 10 dBm as read on a RMS VU meter.

11. Program audio shall not be subject to any form of compression or bit rate reduction at any time during the production or post production process.

12. The program audio shall not employ any form of noise reduction. Any other form of audio encoding, such as surround sound shall be so as not to cause cancellation if mixed for mono playback and shall be fully compatible for normal 2 channel stereo playback.

13. If the program is close captioned, the captioning data must be encoded on Line 21, Field 1.

14. SMPTE drop-frame time code must be recorded on the longitudinal tune code track and in the video vertical interval on line 12 and 14. The longitudinal time code level shall be 10 dB below Reference Tone.
     The longitudinal tone code and VITC will frame accurately match.

                                  Schedule A
                                    8/4/99

                             CONFIDENTIAL TREATMENT
   *****[Deleted pursuant to a request for Confidential Treatment and filed separately with the Securities and Exchange Commission]

UPN is dedicated to providing its affiliates with audio and video signals that fully comply with all Federal Communications Commission rules and regulations. UPN is also committed to transmitting the highest quality signals to our affiliates. It is for these reasons that all material be produced and post produced to meet the technical standards set forth herein.

                             CONFIDENTIAL TREATMENT
   *****[Deleted pursuant to a request for Confidential Treatment and filed separately with the Securities and Exchange Commission]


                                      UPN
                                "WWF SMACKDOWN"
                               1999-2000 SEASON

    -----------------------------------------------------------------------
                    Act 1 (includes title and open credits)
    -----------------------------------------------------------------------
                        Commercial Break 1 (:05 black)
    -----------------------------------------------------------------------
                                    Act II
                              Studio Black (:01)
                                    Bumper
    -----------------------------------------------------------------------
                        Commercial Break 2 (:05 black)
    -----------------------------------------------------------------------
                                    Act III
                              Studio Black (:01)
                                    Bumper
    -----------------------------------------------------------------------
                        Commercial Break 3 (:05 black)
    -----------------------------------------------------------------------
                                    Act IV
    -----------------------------------------------------------------------
                        Commercial Break 4 (:05 black)
    -----------------------------------------------------------------------
                                     Act V
                              Studio Black (:01)
                                    Bumper
    -----------------------------------------------------------------------
                        Commercial Break 5 (:05 black)
    -----------------------------------------------------------------------
                                    Act VI
                              Studio Black (:01)
                                    Bumper
    -----------------------------------------------------------------------
                        Commercial Break 6 (:05 black)
    -----------------------------------------------------------------------
                                    Act VII
    -----------------------------------------------------------------------
                        Commercial Break 7 (:05 black)
    -----------------------------------------------------------------------
           Act VIII (includes closing credits and production logos)
    -----------------------------------------------------------------------

                                    SUMMARY
                                    -------

   Program Content, including open and end credits, production logos
   bumpers & studio black preceding them                              89.10
   Commercial blacks                                                    .35
   Total running time including commercial blacks                     89.45

   *First part (acts 1-4) should not exceed a total run time of       43.35

                             CONFIDENTIAL TREATMENT
   *****[Deleted pursuant to a request for Confidential Treatment and filed separately with the Securities and Exchange Commission]

                                   EXHIBIT B
                                   ---------

July 15, 1999

Titan Sports, Inc.
1241 East Main St.
P.O. Box 3857
Stamford, CT 06902
Attn. Mr. Edward L. Kaufman, SVP & General Counsel

Re: Year 2000 Compliance

Dear Mr. Kaufman:

Thank you for your recent inquiry regarding UPN's Year 2000 compliance status.

UPN is aware of the issues surrounding the approach of the new millennium and the concerns that our suppliers have about the potential impact upon our services to them.

UPN has developed a plan to minimize the impact of the "Year 2000 problem." Pursuant to such plan, UPN is engaged in the process of identifying programs used by its computer systems that may malfunction as a result of the use of two-digit dates and has initiated programs to rectify any problems, including upgrading existing software packages, implementing new Year 2000 compliant systems or repairing existing software, and thoroughly testing all material systems. UPN's management believes that the necessary revisions or replacements of material computer systems will be accomplished in a timely manner, thus insuring minimal disruption in the operations of UPN's business.

Should you have any further questions, please feel free to contact Sasan Nikoumanesh, UPN's Director of Information Systems at (310) 575-7046.

We appreciate your interest in this important matter.

Yours truly,

                             CONFIDENTIAL TREATMENT
   *****[Deleted pursuant to a request for Confidential Treatment and filed separately with the Securities and Exchange Commission]

                                   EXHIBIT C
                                   ---------

Revised as of August 25, 1999

The United Paramount Network
11800 Wilshire Boulevard
Los Angeles, CA  90025

Re:      "WWF Smackdown!"

Gentlepersons:

We are entering into this indemnity agreement in connection with our furnishing to The United Paramount Network ("UPN") the above-entitled property (including basic idea and format) and any resulting programs(s) (individually and collectively, the "Program") intended for broadcast on UPN. In order to induce UPN's acceptance of such arrangement, it is agreed with respect to each Program:

1. Within the agreed-upon term and territory, we grant to UPN and its affiliated stations certain exclusive broadcast rights in and to the Program, including the right to use the name and likeness of the above-the-line persons whose services, or the product of whose services we furnish, for informative purposes and in advertising and publicizing the Program. We warrant that the basic idea, format and property are original or that the original of them is owned or controlled by us, or that they are in the public domain, and that we have the right to grant this license.

2. (a) We shall indemnify and defend, if so requested by UPN, and hold harmless UPN and its parent and subsidiary companies, the stations broadcasting the Program, each Program sponsor and its advertising agency, and the respective officers, directors, agents and employees of each from and against liability, actions, claims, demands, losses or damages (including reasonable attorney's fees and any punitive damages) caused by or arising out of the production, broadcast, promotion, advertising and or exploitation or other use authorized by us of the Program and/or a breach by us of our representations and warranties and the material and performances contained in them. UPN's review and approval of any elements, material or Program furnished by us shall not constitute a waiver of our indemnity.

       (b) Our indemnity includes without limitation any claim involving allegedly wrongful use of ideas or material in the Program.

       (c) To the extent the Program material at issue in any claim was in fact furnished by UPN to us in violation of any third party's property rights, UPN shall indemnify us, our parent and subsidiary companies, and the respective officers, directors, agents and employees of each from and against liability, actions, claims, demands, losses or damages (including reasonable attorney's fees and any punitive damages) caused thereby.

                             CONFIDENTIAL TREATMENT
   *****[Deleted pursuant to a request for Confidential Treatment and filed separately with the Securities and Exchange Commission]

    (d) The indemnitor may, and if any indemnitee requests in writing, the indemnitor shall assume the defense of any claim, demand or action and shall, upon request by the indemnitee, allow the indemnitee to cooperate in the defense. The indemnitee shall give prompt notice of any claim, demand or action covered by this indemnity. If the indemnitee settles any such claim, demand or action without the prior written consent of the indemnitor, the indemnitor shall be released from this indemnity in that instance.

    (e) In addition to our indemnity we shall upon UPN's order of the Program immediately obtain and maintain in full force and effect until the end of UPN's broadcasting rights to the Program a television producers' liability (errors and omissions) policy, issued by a reputable company approved by UPN and naming UPN as an additional insured, insuring our obligations under this agreement for at least *****. Said policy shall be primary and not in excess of or contributory to any other insurance provided for the benefit of or by UPN. We shall furnish UPN with a certificate of insurance within ten (10) days after any Program order, but in no event later than seven (7) business days prior to broadcast. UPN's payment shall be conditioned upon having received such insurance policy verification certificates.

3. This agreement shall bind us, our successors and assigns and shall inure to the benefit of UPN, its successors and assigns.

Very truly yours,

WORLD WRESTLING FEDERATION
ENTERTAINMENT, INC.


Linda E. McMahon
President and Chief Executive Officer


ACCEPTED AND AGREED TO:

THE UNITED PARAMOUNT NETWORK
         ("UPN")


By: __________________________
Its: _________________________

24